UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 21, 2010
(Date of earliest event reported)

Proginet Corporation
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30151	11-3264929
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Garden City Plaza, Garden City, New York	11530	(516) 535-3600
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2010, Proginet Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TIBCO Software Inc., a Delaware corporation ("Parent"), and Perseus Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”).

Pursuant to the terms of the Merger Agreement, each issued and outstanding share of Company common stock, other than shares held by the Company, Parent or Merger Sub, or by any stockholders who are entitled to, and who properly exercise, appraisal rights under Delaware law, will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $1.15, without interest (the “Per Share Merger Consideration”)  Outstanding options will be canceled at closing, and each option holder will receive, with respect to each cancelled option, the amount by which the Per Share Merger Consideration exceeds the option exercise price, less any applicable withholding.

In addition, concurrently with the execution of the Merger Agreement, each member of the Board of Directors, and certain officers and stockholders who collectively held approximately 21.4% of the Company’s issued and outstanding common stock as of June 17, 2010, have entered into voting agreements whereby they have agreed to vote all shares of Proginet common stock held by them in favor of the Merger.

The Company has agreed, among other things and subject to certain exceptions as described in the Merger Agreement, (i) to conduct its business in the ordinary and usual course of business and in a manner consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to take certain actions or engage in certain transactions during such period, (iii) to cause a stockholder meeting to be held to consider adoption and approval of the Merger Agreement and the Merger, (iv) subject to certain limited exceptions to permit the board of directors to comply with their fiduciary duties, for the Company’s board of directors to recommend that the stockholders adopt the Merger Agreement and thereby approve the Merger, and (v) not to solicit proposals relating to alternative transactions and, subject to certain limited exceptions to permit the board of directors to comply with their fiduciary duties, not to enter into discussions or negotiations concerning, or to provide information in connection with, alternative transactions.

The Merger Agreement contains customary representations and warranties of the parties and certain termination rights for both the Company and Parent.  In certain specified circumstances in connection with the termination of the Merger Agreement, the Company will be required to pay Parent a termination fee equal to $1,000,000.

Consummation of the Merger is subject to certain conditions to closing, including, among others, (i) the approval of the Company’s stockholders, (ii) the absence of any law, order or injunction prohibiting the Merger, (iii) the accuracy of the parties’ respective representations and warranties and (iv) the parties’ respective compliance with covenants and agreements contained in the Merger Agreement.

The Company expects to submit the Merger Agreement and the Merger to its stockholders as promptly as practicable and to close the Merger promptly following the receipt of stockholder approval.

On June 22, 2010, the Company issued a press release announcing that it had entered into the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)”, “intend(s)” and similar expressions are intended to identify such forward-looking statements.  These statements include, but are not limited to, the expected timing of the acquisition; the ability of Parent and the Company to close the acquisition; the performance of the parties under the terms of the Merger Agreement and related transaction documents; and statements regarding future performance.  All of such information and statements are subject to certain risks and uncertainties, the effects of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.  These risks and uncertainties include, but are not limited to: (i) uncertainties associated with the acquisition of the Company by Parent, (ii) uncertainties as to the timing of the Merger; (iii) failure to receive approval of the transaction by the stockholders of Proginet; (iv) the ability of the parties to satisfy closing conditions to the transaction; (v) changes in economic, business, competitive, technological and/or regulatory factors; and (vi) those risks identified and discussed by the Company in its filings with the SEC.  Investors are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.  The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.  Investors are also urged to carefully review and consider the various disclosures in the Company’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K for the fiscal year ended July 31, 2009, Quarterly Reports on Form 10-Q for the fiscal quarters ended October 31, 2009, January 31, 2010, and April 30, 2010 and Current Reports on Form 8-K filed from time to time by the Company.  All forward-looking statements are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

This Form 8-K may be deemed to be proxy solicitation material in respect of the proposed transaction.   In connection with the proposed transaction, the Company will file or furnish relevant documents, including a proxy statement, concerning the proposed transaction with the SEC.   Investors and stockholders of the Company are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the Company and the proposed transaction.  The final proxy statement will be mailed to the Company’s stockholders.

Investors and stockholders may obtain a free copy of the proxy statement and any other relevant documents filed or furnished by the Company with the SEC (when available) at the SEC’s Web site at www.sec.gov.  In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by the Company by contacting Proginet’s Corporate Secretary at (516) 535-3600 or by going to the investor relations website portion of the Proginet website at http://www.proginet.com/about-us/investor-relations/.

The Company and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction.  Information about the directors and executive officers of the Company and their respective interests in the Company by security holdings or otherwise will be set forth in the proxy statement that will be filed by Proginet with the SEC.  Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.  Each of these documents is, or will be, available as described above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger by and among Proginet Corporation, TIBCO Software Inc., and Perseus Acquisition Corporation, dated as of June 21, 2010*

99.1	Press Release issued by Proginet Corporation dated June 22, 2010

* The Company has omitted exhibits and disclosure schedules in accordance with Regulation S-K 601(b)(2).  The Company will furnish the omitted exhibits and disclosure schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proginet Corporation

Date: June 25, 2010	By:	/s/ Sandison Weil
	Name:	Sandison Weil
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger by and among Proginet Corporation, TIBCO Software Inc., and Perseus Acquisition Corporation, dated as of June 21, 2010*

99.1	Press Release issued by Proginet Corporation dated June 22, 2010

* The Company has omitted exhibits and disclosure schedules in accordance with Regulation S-K 601(b)(2).  The Company will furnish the omitted exhibits and disclosure schedules to the SEC upon request.